Exhibit 99.1

CrossCheck Compliance LLC Executive Summary Third-Party Due Diligence Review	DRMT 2022-3

6/15/2022

Contents

Overview	1
Assets Reviewed	1
Contact Information	1
Summary of Findings	1
Overall Results	1
Credit Results	2
Compliance Results	2
Property Valuation Results	2
Data Integrity Results	3
Third Party Reports Delivered	3
Scope of Review	3
Credit Review	3
Compliance Review	7
Valuation Review	17
Data Integrity Review	18
Grade Definitions	19
Exception Summary	20

Overview

CrossCheck Compliance, LLC (“CrossCheck”) performed certain due diligence services (“Review”) as described below on behalf of its client, United Fidelity Funding, Corp (“Client”). The loans were then acquired on reliance by Deephaven Mortgage LLC. The Review was performed throughout November 2021, December 2021, January 2022, and February 2022 on loans with origination dates in those same months using imaged files provided by the Client.

Assets Reviewed

The Review covered 14 loans totaling an aggregate original principal balance of approximately $8.33 million. The loans were originated by the Client’s wholesale and retail origination channels. All 14 loans were reviewed by CrossCheck to nationally recognized statistical rating organizations (“NRSROs”) standards for credit, compliance, data integrity, and valuation. The subject loans were reviewed to guidelines provided by the Client.

CrossCheck does not know the size of the overall securitization population.

Contact Information

Summary of Findings

Overall Results

NRSRO Grade	Number	Percentage
A	11	78.6%
B	3	21.4%
C	0	0.0%
D	0	0.0%
Total	14	100.0%

Credit Results

NRSRO Grade	Number	Percentage
A	12	85.7%
B	2	14.3%
C	0	0.0%
D	0	0.0%
Total	14	100.0%

There were no “C” or “D” grade loans on the credit review population.

Compliance Results

NRSRO Grade	Number	Percentage
A	13	92.9%
B	1	7.1%
C	0	0.0%
D	0	0.0%
Total	14	100.0%

There were no “C” or “D” grade loans on the compliance review population.

Property Valuation Results

NRSRO Grade	Number	Percentage
A	14	100.0%
B	0	0.0%
C	0	0.0%
D	0	0.0%
Total	14	100.0%

There were no “C” or “D” grade loans on the valuation review population. All mortgage loan files included an additional valuation method that supported the appraised value.

Data Integrity Results

CrossCheck compared data on the Loan Level Tape provided by the client to the data confirmed in the final imaged loan file. The table below shows the results of CrossCheck’s data integrity comparison review:

Field	Errors	Percentage
QM Status	1	7.1%
Total Borrower Income	5	35.7%
Property Type	2	14.3%
Application Date	1	7.1%
Qualifying FICO	1	7.1%

Third Party Reports Delivered

CrossCheck provided the following reports on the loans it reviewed in this transaction:

•	Executive Summary
•	Standard Findings Report
•	Data Compare
•	Valuation Report
•	Attestation Forms
•	ASF Report
•	ATR or QM Report
•	Supplemental Data Extract
•	Grade Summary Report

Scope of Review

The scope for the loans reviewed included a credit, regulatory compliance, property valuation, and data capture and comparison review. The reviews were performed in accordance with NRSROs review and grading standards.

Credit Review

CrossCheck performed a review to determine adherence to the underwriting guidelines that were provided to CrossCheck by the Client.

Loan Application: CrossCheck verified that the initial application was present in the loan file and signed by all borrowers. CrossCheck confirmed the final application was substantially complete and accurate, included all known borrower-owned properties on the Real Estate Owned section, and was consistent with all other documentation in the loan file relating to assets, employment, liabilities, and identity.

Credit Report: CrossCheck’s review included confirming that a credit report meeting guideline requirements was present for each borrower and that such borrower’s credit profile (including credit score) adhered to the guidelines. In order to make this determination, CrossCheck noted and researched the Real Estate Owned and fraud alerts, gathered liabilities listed on the credit report to be included in the debt-to-income ratio (“DTI”) as appropriate, and gathered data required for the American Securitization Forum tape submission such as the most recent credit scores (scores from Equifax, Experian, and Transunion if available), the most recent credit score date, the longest trade line, the maximum trade line, the number of trade lines, and the credit usage ratio.

Employment and Income: CrossCheck determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable 12 CFR Appendix Q to Part 1026 (“Appendix Q”), was present in the mortgage loan file and, where possible, was not misrepresented. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: verbal or written verification of employment, pay stubs, W-2 forms, 1099s, award letters, tax returns, financial statements, IRS tax transcripts, and bank statements.

Asset Review: CrossCheck assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q, was present in the mortgage loan file. Utilizing this documentation, CrossCheck completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included verifications of deposit, depository account statements, stock or security account statements, gift funds, escrow or earnest money deposits, and prior settlement statements.

Hazard/Flood Insurance/Taxes: A review of all taxes and insurance relevant to the subject transaction was also performed by CrossCheck. This review included:

•	Verifying the hazard insurance met the minimum required amount of coverage in the guidelines
•	Confirming that the mortgage clause listed the lender’s name and “its successors and assigns”
•	Confirming that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations,
•	Reviewing the tax certificate to verify and compare monthly escrows used to calculate DTI matched,
•	Confirming that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification when guidelines require.
•	For condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines
•	For properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: CrossCheck confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and the independent fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the Review, CrossCheck confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to underwriting guidelines provided by the Client. Mortgage characteristics examined included:

•	LTV/CLTV/HLTV
•	Credit Score
•	DTI ratio (or DSCR, if applicable)
•	Property eligibility
•	Income/Employment
•	Asset/Reserves
•	Borrower eligibility
•	Transaction eligibility (occupancy, maximum loan amount, purpose)

CrossCheck verified any exceptions to guidelines noted were supported by compensating factors documented in the loan file.

Fraud Review: CrossCheck reviewed the fraud report results in each mortgage loan file in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, CrossCheck conditioned the mortgage loan for the missing fraud report product.

If a report was present, CrossCheck reviewed the report for

•	Name variations for the borrowers,
•	Social security number variations for the borrowers,
•	Potential occupancy issues based on the borrower’s address history,
•	Employment issues,
•	Additional consumers associated with the borrower’s profile.

If any findings were noted, CrossCheck confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Document Review: CrossCheck reviewed each mortgage loan file for the presence of the following documents, if applicable. CrossCheck confirmed the completeness, accuracy, and consistency of the documents.

•	Initial application (1003)
•	Underwriting summary/loan approval (1008)
•	Credit report
•	Income and employment documentation
•	Form 4506-T
•	Asset documentation
•	Sales contract
•	Hazard and/or flood insurance policies
•	Copy of note for any junior liens
•	Appraisal
•	Title/Preliminary Title
•	Final 1003
•	Changed circumstance documentation
•	Right of Rescission Disclosure
•	Mortgage/Deed of Trust
•	Note
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure
•	Subordination Agreement
•	FACTA disclosures
•	Notice of Special Flood Hazards
•	Initial and final GFEs
•	HUD from sale of previous residence
•	Final HUD-1
•	Initial and Final TIL
•	Loan Estimate
•	Closing Disclosures
•	Certain other disclosures related to the enumerated tests set forth herein

Additional Review of Mortgage Loan File: CrossCheck also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. The additional review may have included the following as applicable:

•	Evidence the mortgage/deed of trust was recorded. If a recorded copy was not present, then CrossCheck accepted a “true and certified” copy with evidence the settlement agent was directed to properly record the document.
•	Evidence of primary mortgage insurance (when applicable)
•	If the property is located in an area that was listed as a FEMA disaster zone post origination
•	Presence of loan modification documents

Compliance Review

Please be advised that CrossCheck did not make a determination as to whether the mortgage loans reviewed complied with federal, state, or local laws, constitutional provisions, regulations, or ordinances that are not expressly enumerated below (Review). There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by CrossCheck are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which CrossCheck is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, CrossCheck implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (formerly known as the Structured Finance Industry Group (“SFIG”)) (the “SFIG Compliance Review Scope”), and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. CrossCheck worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”), which has caused alterations in the review scope and severity of TRID-related exceptions, including applicable cures. While CrossCheck continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. CrossCheck has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per CrossCheck’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that CrossCheck has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by CrossCheck will result in the potential level of risk indicated by a certain finding/exception or NRSRO grade.

Please be further advised that CrossCheck does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by CrossCheck do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to CrossCheck. Information contained in any CrossCheck report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged CrossCheck to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that for its the scoring models applied by CrossCheck are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for a particular use. CrossCheck does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by CrossCheck.

CrossCheck reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the Homeowners Equity Protection Act (“HOEPA”) disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).

c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, CrossCheck reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, CrossCheck’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent.
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (“LE”) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the Closing Disclosure (“CD”).
b)	Closing Disclosure (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the SFIG had a working group that consists of industry participants including third-party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (“QM”) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

CrossCheck reviews applicable mortgage loans for compliance with the Ability-to-Repay (“ATR”) and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). CrossCheck determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, CrossCheck notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, CrossCheck notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, CrossCheck reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the DTI exceeds 43% (calculated in accordance with Appendix Q). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, CrossCheck reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, CrossCheck reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, CrossCheck then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36, et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, CrossCheck then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

CrossCheck reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly DTI or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

CrossCheck reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting, or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR, or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative, or judicial authorities (“Authorities”). CrossCheck does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. CrossCheck’s review is based on information contained in the mortgage loan file at the time it is provided to CrossCheck to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06.

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations.

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time.

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

CrossCheck will note the presence of recorded documents, when available. However, if the majority of mortgage loans in the review population are new production and thus have only been closed for days or weeks at the time CrossCheck reviewed the mortgage loans, the documents will not yet have been recorded. CrossCheck verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents are expected to be recorded.

(XI) FIRREA Review

CrossCheck confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, CrossCheck reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, CrossCheck accessed the Appraisal Subcommittee National Registry database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Valuation Review

CrossCheck performed the following origination appraisal analysis:

CrossCheck’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. CrossCheck’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, CrossCheck’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines, (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of CrossCheck’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors, and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to CrossCheck or if it was not directly accessible that another valuation product that was directly accessible to CrossCheck was ordered in accordance with the Client’s specific valuation waterfall process.

CrossCheck confirmed the existence of an additional valuation source when required by the guidelines. If more than one valuation was provided, CrossCheck confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, CrossCheck created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in CrossCheck’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

Data Integrity Review

CrossCheck compared data fields on the loan level tape provided by the Client to the data found in the loan file as captured during the Review. The data integrity review was completed versus tapes as provided at the time of initial diligence. As the securitization population includes loans from different periods of time, not all data elements were provided to CrossCheck on every loan within the securitization population. This comparison, when data was available, included the following data fields:

Borrower First Name Borrower Last Name City Disbursement Date Occupancy Lien Position Original Interest Rate Original Loan Amount Original LTV Total Housing Expense (PITIA) Originator Application Date	QM Loan Designation Property Type Purpose Qualifying Housing Ratio Qualifying Total Debt Ratio Refinance Purpose Total Borrower Income Representative Credit Score State Street Address Zip Code

Grade Definitions

Overall Loan Grade
A	Loan adheres to the applicable credit, compliance, and valuation guidelines
B	Loan substantially meets the Client's guidelines. Any exceptions noted to credit, compliance, or valuation are supported by documented and adequate compensating factors.
C	Loan does not adhere to the applicable credit, compliance, or valuation guidelines and compensating factors are not present.
D	Loan file does not contain sufficient documentation to perform the review.

Credit Grades
A	Loan adheres to all applicable originator guidelines without any exceptions.
B	Loan does not meet all applicable originator guidelines; however, exceptions are supported by documented and adequate compensating factors.
C	Loan does not meet all applicable originator guidelines; adequate compensating factors are not present.
D	Loan file does not contain sufficient documentation to perform the review.

Compliance Grades
A	Complies with all applicable enforceable federal, state, and local laws.
B	Exceptions noted are minor violations that would not impact the enforceability of the mortgage or the servicer’s ability to foreclose.
C	Does not comply with all applicable enforceable federal, state, and local laws and the violation noted could impact enforceability of the mortgage or the servicer’s ability to foreclose.
D	Loan file does not contain sufficient documentation to perform the review.

Valuation Grades
A	Valuation performed consistent with industry standards. Secondary valuation (CDA, AVM, or CU) supported the original valuation with guideline parameters.
B	Valuation performed consistent with industry standards. Secondary valuation did not support the original valuation with guideline parameters and/or the valuation does not meet originator's guidelines; however, adequate compensating factors are present and/or an additional valuation method supported the original valuation.
C	Valuation performed is not consistent with industry standards and/or the original appraised value was not supported by the secondary valuation performed.
D	Loan file does not contain sufficient documentation to perform the review.

Exception Summary

Review Type	Exception Level Grade	Exception Category	Occurrences
Compliance	B	TRID "Section A. Origination Charges" Validation Test	1
		Total Compliance	1
Credit	B	Borrower 1 CPA Letter Missing	1
Credit	B	Excessive Seller Contributions	1
		Total Credit	2
Valuation	NA	NA	0
		Total Valuation	0